Exhibit 10.15

Equity Interests Disposal Agreement

This EQUITY INTERESTS DISPOSAL AGREEMENT (this “Agreement”), dated November 15, 2006, is made in Shenzhen by and among:

Party A: Giganology (Shenzhen) Ltd.

Legal Address: 11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC;

And

Party B:

(1)           Zou Shenglong, PRC resident ID number ####, with home address located at Room 18C, No. 29 Tower, Mei Lin Yi Cun, Futian District, Shenzhen, Guangdong, PRC;

(2)           Cheng Hao, PRC resident ID number ####, with home address located at 3102, Tower A, Lan Wan Ban Dao, Fudian District, Shenzhen, Guangdong, PRC;

(3)           Wang Fang, PRC resident ID number ####, with home address located at Staff Apartment Building, Dayu Trading Company, Zhenxing Road, Shenzhen, Guangdong, PRC;

(4)           Shi Jianming, PRC resident ID number ####, with home address located at 204 Wukang Road, Xuhui District, Shanghai, PRC; and

(5)           Guangzhou Shulian Information Investment Co., Ltd., business license No. 4401082000765, with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC;

And

Party C: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC

(Collectively, the “Parties”)

WHEREAS:

1.             Party A is a duly registered and established wholly foreign owned enterprise in the People’s Republic of China (the “PRC”);

2.             Party C is a limited liability company registered and established in the PRC;

3.             Party A and Party B have entered into a certain call option agreement dated December 25, 2005, which agreement has been amended by a supplemental agreement dated March 21, 2006 (the “Original Call Option Agreement”);

4.             On the date of this Agreement, Party A and Party C have entered into certain agreements comprising of the Software and Proprietary Technology License Agreement, the Supplement to the Exclusive Technical Support and Services Agreement, and the Supplement to the Exclusive

Technology Consulting and Training Agreement.  To ensure performance of each of these agreements as well as the Exclusive Technical Support and Services Agreement and the Exclusive Technology Consulting and Training Agreement, each made by Party A and Party C on September 16, 2005, and with consideration of the technical support to Party C from Party A as well as good cooperation among the Parties, the Parties agree as follows to amend and replace the Original Call Option Agreement.

1.                                      GRANT OF OPTION

1.1                                 Grant

Party B hereby grants Party A an irrevocable and exclusive call option (the “Option”), whereby Party A and/or any person nominated by Party A may purchase any and all interests, benefits and rights held by each of Party B in the registered capital of Party C (the “Equity Interests”) at any time during the Term of the Option (as defined below) subject to the terms and conditions of this Agreement.

1.2                                 Term

This Agreement becomes effective upon signature of the Parties on the date first written above, and will have a term of ten years (the “Term of the Option”). Upon request of Party A, the Parties may extend the term of this Agreement prior to its expiration, enter into a separate equity interest disposal agreement or continue performing this Agreement, each as requested by Party A.

2.                                      EXERCISE OF OPTION AND CLOSING

2.1                                 Exercise time

2.1.1                        Party B unanimously agrees that subject to permission of the PRC laws and regulations, Party A may exercise all or any part of the Option at any time during the Term of the Option.

2.1.2                        Party B unanimously agrees that Party A may exercise the Option for unlimited times, until it has purchased all Equity Interests of Party C.

2.1.3                        Party B unanimously agrees that Party A may nominate any third party as its representative to exercise the Option, provided that such designation shall be made known to the granting Party by Party A with a prior written notice.

2.2                                 Disposal of exercise price

Party A will pay to each of Party B a price of RMB 1 yuan or the minimum price permitted by then applicable laws (the “Option Price”) on the date of this Agreement, which Option Price includes (1) the price for granting the Option to Party B from Party A under Section 1.1 of this Agreement; and (2) the price to purchase Equity Interests by exercising the Option by Party A and/or its nominee.  Party B hereby acknowledges that it has received the Option Price on the date of this Agreement, and confirms that none of Party A or any of Party A’s nominees is required to pay any additional price or amount for its exercise of all or any part of the Option.

2.3                                 Transfer

Party B unanimously agree that the all or any part of the Option may be transferred to any third party from Party A without prior consent from Party B, provided that such third party will exercise the Option subject to the terms and conditions of this Agreement as if it is a party hereto and will also assume the rights and obligations of Party A under this Agreement.

2.4                                 Exercise notice

If Party A elects to exercise the Option, it will notify Party B in writing no less than ten (10) business days before the Closing Date (as defined below), which notice will expressly state the following:

2.4.1                        Assuming the Option is exercised, the valid closing date of the Equity Interests (the “Closing Date”);

2.4.2                        Assuming the Option is exercised, the name of the persons who will be recorded as the holder of the Equity Interests;

2.4.3                        Amount and percentage of Equity Interests purchased from each Granting Party;

2.4.4                        Exercise price and the method of payment; and

2.4.5                        In case Party A nominates a third party to exercise the Option, the form of a power of attorney to such effect.

The Parties agree that Party A may nominate any third party and exercise the Option and registration rights in the name of such third party at its discretion.

2.5                                 Transfer of Equity Interests

Upon exercise of the Option by Party A, Party B will within ten (10) business days upon receipt of the exercise notice provided under Section 2.4:

2.5.1                        Cause prompt convention of a shareholders meeting by Party C, upon which meeting a resolution shall be adopted approving the granting Party to transfer Equity Interests to Party A and/or any third party nominated by Party A;

2.5.2                        Enter into a transfer agreement with Party A (or a third party nominated by Party A, if applicable) in the form attached in Schedule I; and

2.5.3                        Each sign any other contracts, agreements or documents, obtain any other government approvals and consents, and take any other actions necessary to transfer without any security interest the ownership of the Equity Interests purchased under this Agreement to Party A and/or any third party nominated by Party A, and to cause Party A and/or any third party nominated by Party A as the duly registered holder of such Equity Interests.  Each of Party B will also provide to Party A or any third party nominated by Party A the most recent business license, articles of association, approval certificate (if applicable) and any other relevant documents issued by or filed with the competent Chinese authorities, which documents shall reflect the change of the shareholding structure, board composition and legal representative of Party C.

3.                                      REPRESENTATIONS AND WARRANTIES

3.1                                 Party B jointly and severally represents and warrants as follows:

3.1.1                       It has the full rights and authorities to sign and perform this Agreement;

3.1.2                        Its execution, delivery and performance of this Agreement is in no violation of any laws, regulations and other agreements by which it is bound and requires no approval or authority from any government authority;

3.1.3                        There exists no litigations, arbitrations, or any other judicial or administrative proceedings which is pending or likely to materially affect the performance of this Agreement;

3.1.4                        It has made full disclosure to Party A of any circumstance which may have adverse impact upon the performance of this Agreement;

3.1.5                        It is not declared bankruptcy and is financially sound;

3.1.6                        The Equity Interests held by it is without any pledge, security, liability or any other third party encumbrance, free from any claim from any third party;

3.1.7                        It will not create any pledge, liability or any other third party encumbrance upon the Equity Interests held by it, and will not dispose any of such Equity Interests to any person other than Party A or Party A’s nominees by way of transfer, gift, pledge or otherwise;

3.1.8                        Its grant of the Option to Party A is on exclusive basis, and it will not grant the Option or any similar rights to any person other than Party A or Party A’s nominees;

3.1.9                        During the term of this Agreement, it will ensure the business operations of Party C is in compliance with laws, regulations, rules and any other administrative measures and guidelines issued by government authorities, and there is no violation of any such laws, regulations, rules, administrative measures or guidelines which may have material adverse effect on the business operations or assets of Party C;

3.1.10                  It will maintain Party C as a going concern in accordance with good financial and commercial standards and practices, make best efforts to maintain the validity the licenses, permits and approvals necessary for business operations of Party C, and ensure none of such licenses, permits and approvals will be cancelled, revoked or void;

3.1.11                  Upon request from Party A, it will provide operating and financial information of Party C to Party A;

3.1.12                  Before Party A (or its nominees) exercises the Option to obtain all Equity Interests of Party C, unless with written consent from Party A or its parent (or any nominees of Party A), Party C may not:

(a)                                  Sell, transfer, secure or otherwise dispose any assets, businesses or revenue, or permit creation of any other security interest thereupon, other than those made during the normal or ordinary course of business or having received express written consent from Party A;

(b)                                 Enter into any transaction which may have material adverse effect upon its assets, liabilities, operations, equity interests and any other entitlements, other than those made during the normal or ordinary course of business, or having received express consent from Party A;

(c)                                  Distribute any dividend or bonus to any shareholder by any means;

(d)                                 Incur, succeed, guarantee or allow the existence of any debts, other than those (i) incurred during the normal or ordinary course of business rather than by borrowing; and (ii) having been disclosed to and received prior express consent from Party A;

(e)                                 Adopt any resolution to increase or reduce its registered capital, or otherwise change the structure of its registered capital;

(f)                                    Make any supplement, modification or amendment to its articles of association;

(g)                                 Make any merger, consolidation, acquisition or investment;

(h)                                 Terminate or cause the management to terminate any material contract with a value equal to or exceeding US$50,000; and

(i)                                     Appoint any director, supervisor or senior management; or remove any director, supervisor or senior management which has been appointed by shareholders.

3.1.13                  Before Party A (or its nominees) exercises the Option to obtain all Equity Interests or assets of Party C, unless with express written consent from Party A or its parent (or any nominees of Party A), none of Party B may jointly or individually:

(a)                                  Make any supplement, modification or amendment to any charter documents of Party C, provided that such supplement, modification or amendment will materially adversely affect any assets, liabilities, operations, Equity Interests or any other entitlements of Party C (other than making proportional increase of capital contribution required by laws), or may affect this Agreement or the performance of any other agreements to which Party A, Party B or Party C is a party;

(b)                                 Cause Party C to enter into any transaction which will materially adversely affect any assets, liabilities, operations, Equity Interests or any other entitlements of Party C, other than those made during the normal or ordinary course of business, or having received express consent from Party A;

(c)                                  Cause the adoption of any resolution approving distribution of any dividends or bonuses at the shareholders meeting of Party C;

(d)                                 From the date of this Agreement, sell, transfer, secure or otherwise dispose any legal or beneficial interest in the Equity Interests of Party C, or allow creation of any other security interests thereupon;

(e)                                  Cause approval to sell, transfer, secure or otherwise dispose any legal or beneficial interest in the Equity Interests of Party C at its shareholders meeting, or allow creation of any other security interests thereupon;

(f)                                    Cause approval of Party C to merge or consolidate with, or acquire or invest in any person, or effect any restructuring at its shareholders meeting; and

(g)                                 Make voluntary dissolution, liquidation or wind-up of Party C.

3.1.14                  Before Party A (or its nominees) exercises the Option to obtain all Equity Interests or assets of Party C, each of Party B undertakes to:

(a)                                  Notify Party A immediately in writing of any existing or potential suits, arbitrations or administrative proceedings involving the Equity Interests owned by it, or any circumstance which may have adverse effect upon such Equity Interests;

(b)                                 Cause approval of the transfer of the Equity Interests purchased under this Agreement at the shareholders meeting of Party C, cause Party C to change its articles of association reflecting the transfer of the Equity Interests from Party B to Party A and/or any third party nominated by Party A as well as any other changes contemplated under this Agreement, and immediately apply to competent authorities in the PRC for approval (if required by laws) or registration of the articles of association, and cause Party C to appoint by way of resolution of its shareholders meeting any person designated by Party A and/or any third party nominated by Party A as new director or legal representative;

(c)                                  Sign any documents, take any actions, make any claims or defenses which are necessary or appropriate to maintain its legal and valid ownership of the Equity Interests held by it;

(d)                                 Upon request from Party A, immediately and unconditionally transfer its Equity Interests to any third party nominated by Party A, and waive its right of first refusal in connection with the transfer of Equity Interests by any other existing shareholders; and

(e)                                  Be in strict compliance with this Agreement and any other agreements to which each of Party B and/or Party A is a party, perform all of the obligations under these agreements, and refrain from any action/omission which may affect validity and enforceability of these agreements.

3.2                                 Covenants

Each of Party B jointly and severally covenants to Party A that Party B will bear any and all expenses arising from the transfer of the Equity Interests and effect any and all procedures necessary for Party A and/or any third party nominated by Party A to become shareholders of Party C, which procedures include without limitation assisting Party A in obtaining requisite approvals from government authorities for the transfer of Equity Interests, and submitting to applicable industrial and commercial authorities the documents including the Equity Share transfer agreement and resolutions of the shareholders meeting with the purpose to amending articles of association, shareholders register and any other charter documents.

3.3                                 Each of Party B hereby represents and warrants jointly and severally to Party A that as of the date of this Agreement and each Closing Date:

3.3.1                        It has the powers and capacities to execute, deliver and perform this Agreement and any agreements to be signed for the transfer of any Equity Interests contemplated under this Agreement (each, a “Transfer Agreement”).  This Agreement and each Transfer Agreement, once executed, constitute its legal, valid and binding obligations and may be enforceable against it in accordance with the terms thereof;

3.3.2                        None of the execution, delivery and performance of this Agreement or any Transfer Agreement will: (i) cause breach of any applicable PRC laws or regulations; (ii) conflict with its articles of association or any other organizational documents; (iii) cause breach of any agreement or instrument to which it is a party or it is subject, or constitute violation of any such agreement or instrument; (iv) cause breach of any conditions upon which any of its licenses or approvals will be granted and/or maintained; or (v) cause suspension, cancellation or creation of any conditions upon any licenses or approvals to be granted to it;

3.3.3                        It has good and marketable ownership of all Equity Interests of Party C and has not created any security interest thereupon;

3.3.4                        Party C has no outstanding debts except those (i) incurred during its ordinary course of business, and (ii) having been disclosed to and received express written consent from Party A;

3.3.5                       Party C is in compliance with all laws and regulations applicable to the purchase of equity interests and assets; and

3.3.6                        There is no existing, outstanding or potential litigations, arbitrations or administrative proceedings involving the Equity Interests, Party C or any assets of Party C.

4.                                      TAXES

Each Party will be responsible for any and all of its own taxes arising from performance of this Agreement.

5.                                      BREACH

5.1                                 If Party B or Party C breaches this Agreement or any of its representations or warranties under this Agreement, Party A may send a written notice requesting the breaching Party to remedy such breach within ten days upon receipt of such notice by the breach Party, to take actions for effective and timely avoidance of any damages, and to continue performance of this Agreement.  If any damages occur, the breaching Party will indemnify Party A for any and all benefits to which Party A is entitled from due performance of this Agreement.

5.2                                 If Party B or Party C fails to remedy its breach within ten days upon its receipt of the notice under Section 5.1, Party A may claim indemnification from the breaching Party for any expenses, liabilities or losses (including without limitation any penalty interest, interest loss or legal expenses) incurred by Party A as a result of such breach.  Meanwhile Party A has the right to enforce the Equity Transfer Agreement attached hereto by transferring the Equity Interests held by Party B to Party A and/or any third party nominated by Party A.

6.                                      GOVERNING LAW AND DISPUTE RESOLUTION

6.1                                 Governing law

This Agreement, including without limitation its execution, performance, validity and interpretation, is governed by the laws of the PRC.

6.2                                 Friendly negotiations

Any dispute arising from interpretation or performance of this Agreement will be settled through friendly negotiations between the Parties or mediations of any third party intermediary.  If such negotiations or mediations fail, such dispute will be submitted to an arbitration authority for arbitration within 30 days from date of relevant discussion.

6.3                                 Arbitration

Any dispute arising from this Agreement shall be submitted to China International Trade and Economic Arbitration Commission South China Sub-commission (“CIETAC South China Sub-commission”) for arbitration according to its then effective rules and proceeding in Shenzhen. There will be one arbitrator who shall be appointed by the CIETAC South China Sub-commission according to above mentioned rules and proceeding. The arbitral award is final and binding upon the Parties. Unless otherwise provided by the arbitral award, the losing Party shall assume all the costs and expenses of arbitration and reimburse all the costs and expenses of arbitration incurred by the winning Party. If either Party needs to file a lawsuit for enforcement of the arbitral award, the losing Party shall reimburse the other Party for all reasonable expenses and legal fee so incurred by the other Party.

7.                                      CONFIDENTIALITY

7.1                                 Confidential information

The existence of and the terms and conditions provided under this Agreement and any schedule attached hereto shall be in confidence and may not be disclosed to any third party without prior written consent of the Parties.  This Section 7.1 will survive the termination of this Agreement.

7.2                                 Exceptions

Disclosure of any confidential information required by laws, court judgments, arbitrary awards or government orders will not operate as breach of Section 7.1.

8.                                      MISCELLANEOUS

8.1                                 Entire agreements

The Parties hereby confirm that this Agreement is made on the basis of equality and mutual benefit, and is fair and reasonable. This Agreement constitutes all agreements of the Parties on the subject matter provided hereunder and will prevail if there is any discrepancy between this Agreement and any previous discussions, negotiations and agreements.  This Agreement may not be amended unless in writing by the Parties.  Any schedule attached hereto is an integral part of and has the same legal effect with this Agreement.

8.2                                 Notices

8.2.1                        All the notices given by each Party for purpose of performance its rights or obligations hereunder shall be made in writing, and shall be delivered to the addresses of related Party or other Parties specified below in person, by registered mail, pre-paid post, recognized courier, or facsimile.

Party A:	Giganology (Shenzhen) Ltd.

Address:	11th Floor, Shuguang Plaza, South District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26996974

Telephone:	0755-26996887

Attention:	Zou Shenglong

Party B:

(1)           Zou Shenglong

Address:	Room 18C, No. 29 Tower, Mei Lin Yi Cun, Futian District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26993074

Telephone:	13922896966

(2)           Cheng Hao

Address:	3102, Tower A, Lan Wan Ban Dao, Fudian District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26993074

Telephone:	13928471684

(3)           Wang Fang

Address:	Staff Apartment Building, Dayu Trading Company, Zhenxing Road, Shenzhen, Guangdong, PRC

Facsimile:	0755-26993074

Telephone:	13802265001

(4)           Shi Jianming

Address:	204 Wukang Road, Xuhui District, Shanghai, PRC

Facsimile:	021-61197500

Telephone:	13601666206

(5)           Guangzhou Shulian Information Investment Co., Ltd.

Address:	Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC

Facsimile:	020-38295235

Telephone:	020-38295116

Party C:	Shenzhen Xunlei Networking Technologies Co., Ltd.

Address:	11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC

Facsimile:	0755-26993074

Telephone:	0755-26993076

Attention:	Zou Shenglong

8.2.2                        All notices and communications will be deemed delivered:

8.2.2.1                         If by facsimile, on the day shown on the confirmation sheet or, if it is delivered after 5pm of any business day or during any non-business day, on the business day immediately after such day shown on the confirmation sheet;

8.2.2.2                         If by person (including express courier), on the day of its receipt evidenced by signature of the receiver; and

8.2.2.3                         If by registered mail, on the 15th day after the day shown on the return slip of such mail.

8.2.3                        Binding effect

This Agreement has binding effect upon each of the Parties.

8.3                                 Languages

This Agreement is made in seven counterparts in Chinese, with each Party holding one counterpart.

8.4                                 Day and business day

For purpose of this Agreement, a “day” means a calendar day, and a “business day” means any day failing on Monday through Friday.

8.5                                 Headings

Headings in this Agreement are for convenience only and will not affect interpretation of this Agreement.

8.6                                 Supplemental provisions

Party B is jointly and severally responsible for any of its obligations, covenants and liabilities to Party A. Insofar as Party A is concerned, breach of any such obligations, covenants and liabilities by any of Party B constitutes automatic breach of Party B as a whole.

8.7                                 Other matters

Any matter that is not provided under this Agreement will be revolved by the Parties in accordance with the PRC laws.

8.8                                 Effectiveness

This Agreement is signed and become effective on the date first written above.

(SIGNATURE PAGE, NO TEXT)

Party A: Giganology (Shenzhen) Ltd.

By:	/s/ Zou Shenglong

Title:	Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Party B:

By:	/s/ Zou Shenglong

Name:	Zou Shenglong

(Signature/Seal)

By:	/s/ Cheng Hao

Name:	Cheng Hao

(Signature/Seal)

By:	/s/ Wang Fang

Name:	Wang Fang

(Signature/Seal)

By:	/s/ Shi Jianming

Name:	Shi Jianming

(Signature/Seal)

Guangzhou Shulian Information Investment Co., Ltd.

By:	/s/ Authorized Signatory

Title:	Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Party C: Shenzhen Xunlei Networking Technologies Co., Ltd.

By:	/s/ Zou Shenglong

Title:	Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Schedule I

EQUITY INTERETS TRANSFER AGREEMENT

This EQUITY INTERESTS TRANSFER AGREEMENT (this “Agreement”), dated         , is made in Shenzhen by and among:

Party A:

Legal address:

And

Party B:

(1)           Zou Shenglong, PRC resident ID number 440301197202176570, with home address located at Room 18C, No. 29 Tower, Mei Lin Yi Cun, Futian District, Shenzhen, Guangdong, PRC;

(2)           Cheng Hao, PRC resident ID number 120109197510196552, with home address located at 3102, Tower A, Lan Wan Ban Dao, Fudian District, Shenzhen, Guangdong, PRC;

(3)           Wang Fang, PRC resident ID number 430103691124204, with home address located at Staff Apartment Building, Dayu Trading Company, Zhenxing Road, Shenzhen, Guangdong, PRC;

(4)           Shi Jianming, PRC resident ID number 320103196907122038, with home address located at 204 Wukang Road, Xuhui District, Shanghai, PRC; and

(5)           Guangzhou Shulian Information Investment Co., Ltd., business license No. 4401082000765, with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC;

And

Party C: Shenzhen Xunlei Networking Technologies Co., Ltd.

Legal Address: 11th Floor East, Shuguang Plaza, Ke Ji Nan Shi Er Road, Nanshan District, Shenzhen, Guangdong, PRC

In this Agreement, Party A, Party B and Party C is referred to as, individually, a “Party”; collectively, the “Parties”.

WHEREAS:

1.             Party C is a domestic company registered in Shenzhen, the PRC.  Party B currently holds 100% registered capital of Party C and any and all rights, benefits and interests attached thereto (the “Equity Interests”).  Each of Party B has a percentage in the registered capital of Party C as follows:

Name of shareholders	Shareholding percentage

Zou Shenglong	28%

Cheng Hao	25%

Wang Fang	2%

Shi Jianming	25%

Guangzhou Shulian Information Investment Co., Ltd.	20%

2.             Party B agrees to transfer and Giganology (Shenzhen) Ltd. (“Giganology”) agrees to accept, each subject to the terms and conditions under the Equity Interests Disposal Agreement dated November 15, 2006, by and among Party B, Giganology and/or any third party nominated by Giganology, all or any part of the Equity Interests held by Party B upon the exercise of relevant option by Giganology or such nominated third party (the “Equity Interests Transfer”).

NOW, THEREFORE, the Parties agree as follows:

1.             EQUITY INTERESTS TRANSFER

1.1           Party B agrees to transfer and Party A agrees to accept all Equity Interests held by Party B.  Upon completion of such transfer, Party A will own 100% equity interests in Party C.

1.2           Party B agrees to make Equity Interests Transfer and further agrees to sign any documents, including the resolutions at shareholders meeting and the waiver of its right of first refusal in respect of the Equity Interests Transfer,      and to assist in effecting any other procedures, necessary for the Equity Interests Transfer.

1.3           Party B and Party C will be jointly and severally responsible to take any actions necessary to effect the Equity Interests Transfer to Party A from Party B, including without limitation signing this Agreement and adopting resolutions at shareholders meeting and amendment to its articles of association.   Party B and Party C will also be jointly and severally responsible to complete any and all procedures necessary to make Party A the registered holder of the Equity Interests required for government approval or commercial and industrial registration within ten business days upon the issue of an option exercise notice by Party A under the Equity Interests Disposal Agreement.

2.             REPRESENTATIONS AND WARRANTIES

2.1           Each of the Parties severally represents and warrants as follows:

2.1.1        It is a company duly incorporated and validly existing or an individual with full civil capabilities, and has the complete powers and capabilities to execute, deliver and perform this Agreement and any other agreements contemplated under this Agreement;

2.1.2        It has taken or will take requisite actions to properly and duly authorizing the execution, delivery and performance of this Agreement and nay other agreements contemplated hereunder, and none of such execution, delivery and performance is in violation of any applicable laws, regulations or government orders, or any legal rights and interests of any third party.

2.2           Party B and Party C jointly and severally represent and warrant to Party A as follows:

2.2.1        Party B is the legal and valid owner of 100% equity interests of Party C, and the obtaining and owning such equity interests by Party B is not in violation of any laws, regulations or government orders, or any legal rights and interests of any third party;

2.2.2        Party C is a company with limited liabilities duly incorporated and validly existing under the Chinese laws, and has complete powers and capabilities to own, dispose and operate its assets and businesses and to conduct its existing or planned operations.  Party C has received and completed any and all licenses, certificates or any other government approvals, consents, filings or registrations necessary to conduct all activities set forth under its business license.

2.2.3        There is no violation by Party B of any applicable laws, regulations or government orders since its incorporation;

2.2.4        There is no security interest or any other third-party interest upon the equity interests of Party C held by Party B;

2.2.5        There is no omission of any document or information regarding Party C which, if it is provided to Party A, may affect the decision of Party A to enter into this Agreement;

2.2.6        Before completion of the Equity Interests Transfer, it will not make any action or omission authorizing or causing the issue of or the commitment to issue any new equity interest beyond the equity interests outstanding as of the date of this Agreement, or make any change to the registered capital or shareholding structure of Party C.

3.             EFFECTIVENESS AND TERM

This Agreement is signed and become effective on the date first written above.

4.             DISPUTE RESOLUTION

Any dispute arising from the interpretation and performance of this Agreement be resolved by the Parties through good-faith negotiations and, if the negations fail to resolve such dispute within 30 days upon request of such negotiations from one Party, may be submitted by any Party to China International Trade and Economic Arbitration Commission South China Sub-commission (“CIETAC South China Sub-commission”) for arbitration in Shenzhen in accordance with its arbitration rules then effect. The arbitration will be made in Chinese.  The arbitral award is final and binding upon the Parties.

5.             GOVERNING LAW

The execution, validity, performance, interpretation and enforceability of this Agreement is governed by the PRC laws.

6.             AMENDMENT AND SUPPLEMENT

This Agreement may be amended and supplemented by each of the Parties in writing.  Once duly signed by each of the Parties, any amendment or supplement to this Agreement will form an integral part of and have the same legal effect with this Agreement.

7.             SEVERABILITY

If any provision under this Agreement is held invalid or unenforceable due to its conflict with any applicable laws, such provision will be invalid or unenforceable only to the extent of the jurisdiction of such applicable laws and will not affect the validity of the remainder of this Agreement.

8.             SCHEDULES

Any schedule attached to this Agreement is integral part of and has the same legal effect with this Agreement.

9.             MISCELLANEOUS

This Agreement is made in Chinese in seven counterparts, with each Party holding one counterpart.

(SIGNATURE PAGE, NO TEXT)

Party A:

By:

Title:	Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Party B:

By:

Name:	Zou Shenglong

By:

Name:	Cheng Hao

By:

Name:	Wang Fang

By:

Name:	Shi Jianming

Guangzhou Shulian Information Investment Co., Ltd.

By:

(Affixed with common seal of the company)

Party C: Shenzhen Xunlei Networking Technologies Co., Ltd.

By:

(Affixed with common seal of the company)

Supplemental Agreement to Equity Interests Disposal Agreement

This SUPPLEMENTAL AGREEMENT TO EQUITY INTERESTS DISPOSAL AGREEMENT (this “Supplemental Agreement”), dated May 10, 2011, is made in Shenzhen by and among:

Party A: Giganology (Shenzhen) Ltd. (“Giganology”), a wholly foreign owned enterprise established and existing under laws of the PRC, with the legal Address located at Room 802, 11th Building, Shenzhen Software Park, Central District of High-tech Park, Nanshan District, Shenzhen, Guangdong, PRC.

Party B:

(1)                                  Zou Shenglong, a PRC resident with ID number ####;

(2)                                  Cheng Hao, a PRC resident with ID number ####;

(3)                                  Shi Jianming, a PRC resident with ID number ####;

(4)                                  Guangzhou Shulian Information Investment Co., Ltd., a domestic limited liability company established under laws of the PRC with registered address located at Room 404, 1069 Xiagang Avenue, Guanghzou Economy & Technology Development Zone, Guangdong, PRC;

(5)                                  Wang Fang, PRC resident ID number ####, with home address located at Staff Apartment Building, Dayu Trading Company, Zhenxing Road, Shenzhen, Guangdong, PRC;

(Collectively, the “Parties”)

WHEREAS:

(A)                              Parties A, B, C, D and E entered into the Equity Interests Disposal Agreement (the “Equity Interests Disposal Agreement”) on November 15, 2006.

(B)                                The registered share capital of Shenzhen Xunlei Network Technologies Co., Ltd. (“Shenzhen Xunlei, Party C”) increased from RMB 10,000,000 to RMB 30,000,000. The increased RMB 20,000,000 was subscribed by Mr. Zou Shenglong.

(C)                                Through friendly negotiation, according to the principles of equality and reciprocity, the Parties hereby agree to enter into this Supplementary Agreement to amend and supplement the Equity Interests Disposal Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.                                       The provisions under “Whereas” in the Schedule I (Equity Interests Transfer Agreement) to the Equity Interests Disposal Agreement shall be deleted and replaced with the below:

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“Whereas

1.                                       Party C is a domestic company registered in Shenzhen, the PRC. Party B currently holds 100% registered capital of Party C and any and all rights, benefits and interests attached thereto (the “Equity Interests”). Each of Party B has a percentage in the registered capital of Party C as follows:

Shareholder’s Name	Amount of Contribution (RMB)	Shareholding Percentage

Zou Shenglong	22,800,000	76%

Cheng Hao	2,500,000	8.3%

Shi Jianming	2,500,000	8.3%

Guangzhou Shulian Information Investment Co., Ltd.	2,000,000	6.7%

Wang Fang	200,000	0.7%

Total	30,000,000	100%

2.                                       Party B agrees to transfer and Giganology (Shenzhen) Ltd. (“Giganology”) or the third party nominated by Giganology agrees to accept, each subject to the terms and conditions under the Equity Interests Disposal Agreement dated November 15, 2006 and the Supplemental Agreement to Equity Interests Disposal Agreement dated May 10, 2011, by and among Party B, Giganology and Party C, all or any part of the Equity Interests held by Party B upon the exercise of relevant option by Giganology or such nominated third party (the “Equity Interests Transfer”).

2.                                       This Supplemental Agreement becomes effective upon its execution by the Parties. This Supplemental Agreement is a supplement to the provisions in the Equity Interests Disposal Agreement and shall have the same legal effect as the Equity Interests Disposal Agreement. This Supplemental Agreement shall prevail should there be any conflict with the Equity Interests Disposal Agreement.

3.                                       This Supplemental Agreement is executed in Chinese in six copies with the same legal effect, each Party holding one copy.

[Remainder of this page intentionally left blank]

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[Execution page of the Supplemental Agreement to the Equity Interests Disposal Agreement]

Zou Shenglong

By:	/s/ Zou Shenglong

Cheng Hao

By:	/s/ Cheng Hao

Shi Jianming

By:	/s/ Shi Jianming

Guangzhou Shulian Information Investment Co., Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company)

Wang Fang

By:	/s/ Wang Fang

Giganology (Shenzhen) Ltd.

By:	/s/ Legal Representative/Authorized Representative

(Affixed with common seal of the company

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